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                                                                EXHIBIT *10.15
                             AMENDMENT NO. 1 TO THE
                         YORK INTERNATIONAL CORPORATION
                            1992 OMNIBUS STOCK PLAN


          On behalf of York International Corporation (the "Company"), the Board of Directors of the Company (the "Board") at its meeting on February, 16 1999, pursuant to the authority granted it under Section 15 of the Plan, wishes to amend the York International Corporation 1992 Omnibus Stock Plan (the "Plan") to adopt the following amendment, effective January 1, 1999, as follows:

          1. Section 4 is hereby amended and restated in its entirety to read as follows:

              "4.   SHARES AVAILABLE FOR THE PLAN; ANNUAL LIMIT ON
                    GRANTS

                    Subject to adjustments as provided in Section 14, as of any date the total number of shares of Common Stock with respect to which awards may be granted under the Plan shall be equal to 7,880,000 shares, provided that (i) any award of incentive stock options shall only be granted from the 4,380,000 shares as previously approved by the Company's shareholders and (ii) the number of restricted shares awarded under the Plan may not exceed 3% of the total number of shares of Common Stock outstanding at the time of any such award. Subject to adjustments as contemplated by Section 14, no person may be granted more than 200,000 restricted shares, or options to purchase more than 200,000 shares, during any one calendar year. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated or canceled as to any shares, the shares subject to such grants shall thereafter be available for further grants under the Plan unless such shares would not be deemed available for future grants pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as from time to time amended."

          2.   In all other respects, the Plan is hereby ratified and confirmed.

                               *   *   *   *   *

     IN WITNESS WHEREOF, the Board has caused this Amendment No. 1 to be executed under seal by its duly authorized representative.

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WITNESS/ATTEST:                                                               YORK INTERNATIONAL CORPORATION
/s/ Jane G. Davis                                              By:     /s/ Robert N. Pokelwaldt
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Print Name:        Jane G. Davis                               Print Name:        Robert N. Pokelwaldt
                ----------------------------------                             --------------------------------------------
                                                               Title:             Chairman and CEO
                                                                               --------------------------------------------
                                                               Date:              March 1, 1999
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